                                 EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CardioDynamics International Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                       /s/ KPMG LLP

San Diego, California
September 30, 1999